UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 17, 2013

Liberty Global plc
(Exact Name of Registrant as Specified in Charter)

England and Wales	001-35961	98-1112770
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification #)

38 Hans Crescent, London, England
SW1X 0LZ
(Address of Principal Executive Office)

+44.20.7190.6449
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On June 7, 2013, Liberty Global plc, a public limited company organized under English law (the “Company”), completed the previously announced business combination transaction between Liberty Global, Inc., a Delaware corporation (“Liberty Global”), and Virgin Media Inc., a Delaware corporation (“Virgin Media”).  As a result of such transaction, the Company became the publicly-held parent company of the successors by merger to Liberty Global and Virgin Media.  This Current Report on Form 8-K includes, as an exhibit hereto, the pro forma financial information with respect to the Company as of, and for the three months ended, March 31, 2013 and for the year ended December 31, 2012.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.         Name

99.1	Liberty Global plc unaudited condensed pro forma combined financial statements

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY GLOBAL, INC.

By:	/s/ RANDY L. LAZZELL
Randy L. Lazzell
Vice President

Date: June 17, 2013